Investor Presentation May 2019 Exhibit 99.1

Forward-Looking Statements & Non-GAAP Measures May 2019 FORWARD-LOOKING STATEMENTS This presentation contains certain forward-looking statements within the meaning of the Private Litigation Reform Act of 1995 as amended, including without limitation, statements about long-term economic fundamentals, lumber market dynamics, steady cash flows from real estate sales, 2019 housing starts, North American and U.S. lumber demand, Canadian softwood lumber production, decline of Canadian softwood lumber exports to U.S., future company performance, the company’s business model, opportunities to significantly increase CAD via merger synergies and operational improvements, flexibility to grow and return capital to shareholders, synergy opportunities in legacy Deltic harvest volumes, estimated 2019 and future harvest volumes, estimated Southern contribution to harvest volumes, effect of $10 change in Southern log prices on annual EBITDDA, lumber production, effect of $10 change in lumber prices on annual EBITTDA, southern manufacturing capacity expansions, real estate sales, expectations that high lumber demand and new capacity will tighten southern pine sawtimber stumpage and narrow the gap from trend pricing, opportunities to increase legacy Deltic lumber production and lower per unit costs, competitive mills to benefit from improving housing market and operational synergies, 2019 capital expenditures, target run rate of legacy Deltic mills, land stratification values, lumber price volatility resulting from trade case regarding Canadian lumber imports, debt maturities, real estate business potential and land development potential, capital allocation, and similar matters. These forward-looking statements are based on current expectations, estimates, assumptions and projections that are subject to change, and actual results may differ materially from the forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, changes in timberland values; changes in timber harvest levels on the company’s lands; changes in timber prices; changes in policy regarding governmental timber sales; changes in the United States and international economies; changes in U.S. job growth; changes in U.S. bank lending practices; changes in the level of domestic construction activity; changes in international tariffs, quotas and trade agreements involving wood products; changes in domestic and international demand for wood products; changes in production and production capacity in the forest products industry; competitive pricing pressures for the company’s products; unanticipated manufacturing disruptions; changes in general and industry-specific environmental laws and regulations; unforeseen environmental liabilities or expenditures; weather conditions; changes in fuel and energy costs; changes in raw material and other costs; the ability to satisfy complex rules in order to remain qualified as a REIT; changes in tax laws that could reduce the benefits associated with REIT status; and other risks and uncertainties described from time to time in the company’s public filings with the Securities and Exchange Commission. All forward-looking statements are made as of the date of this presentation, and the company does not undertake to update any forward-looking statements. NON-GAAP MEASURES This presentation presents non-U.S. GAAP financial information. A reconciliation of those numbers to U.S. GAAP is included in this presentation which is available on the company’s website at www.PotlatchDeltic.com.

Why PotlatchDeltic? Best play on housing recovery – highest leverage to lumber among Timber REITs Nearly 2 million acres of geographically diverse, high quality, productive timberlands Timberlands uniquely positioned to leverage favorable lumber market conditions through indexed northern log prices; being a net log buyer in the South provides a natural hedge Favorable long-term lumber market dynamics Maximizing value by land stratification - steady cash flows from attractive Real Estate sales Significantly increased Cash Available for Distribution (CAD) via merger synergies and operational improvements Strong balance sheet provides capital flexibility to grow shareholder value Compelling investment opportunity given current public market value, strong industry fundamentals and an attractive dividend. May 2019

Overview of PotlatchDeltic Assets Timberland Holdings Wood Products Manufacturing Top Ten US. Lumber Producer Nearly 2 Million Acres of Timberland Northern Region 754,000 Acres Southern Region 1,127,000 Acres Total 1,881,000 Acres Lumber 1,245 MMBF Plywood 160 MMSF 3/8" Legend: May 2019

Resource – Segment Overview Planned 2019 harvest volume of 6.0 to 6.1 million tons with ~70% from Southern Region Northern Resource EBITDDA strength supported by significant portion of northern sawlog prices being indexed to lumber prices Opportunity to ramp up harvest on legacy Deltic timberlands is being realized Southern pine sawlog prices have not yet recovered due to increased forest productivity and deferred harvests in the region All of our timberlands are managed on a sustainable basis and are certified to either the Sustainable Forest Initiative® or Forest Stewardship Council® standards EBITDDA ($ millions) Non-GAAP measure. Definition and reconciliations to GAAP can be found in appendix Deltic included for 10 months in 2018 Does not include the effect of future acquisitions or dispositions (2) PCH EBITDDA History (1) Historical and Projected Sustainable Harvest 2016 2017 2018 2019- 2025- 2030- 2024 2029 2064 PCH ACTUAL ANNUAL HARVEST PROJECTED AVERAGE ANNUAL HARVEST RANGE (3) 4.2 4.0 5.6 6.8 5.6 6.8 5.6 7.4 5.7 7.8 6.3 Millions of Tons (2) Min Long-Term Potential 2065+ May 2019

High Quality Productive Idaho Timberlands

- PotlatchDeltic Idaho timberlands are the most productive Northwest timberlands east of the Cascade mountains
- Timberlands support several major species including Hem-Fir and valuable Douglas Fir/Larch and Cedar
- Significant portion of softwood sawlog prices are indexed to lumber and benefit from strong market conditions
- Diverse customer base with ~40% of sawlogs used internally at St. Maries plywood and lumber mills



PotlatchDeltic Idaho Hem-Fir Sawlog vs. WWPA Inland Hem-Fir Lumber Index
$800
$700
$600
$500
$400
$300
Jan-16
Mar-16
May-16
Jul-16
Sep-16
Nov-16
Jan-17
Mar-17
May-17
Jul-17
Sep-17
Nov-17
Jan-18
Mar-18
May-18
Jul-18
Sep-18
Nov-18
Jan-19
Mar-19
WWPA Inland Hem-Fir Lumber Index ($/MBF)
PCH Idaho Hem-Fir Sawlog ($/MBF Eastside Scale) (1)



PotlatchDeltic Idaho Timberlands EBITDDA / Acre Comparable to Western Oregon and Washington
$ EBITDDA/Acre (2018)
$183
$181
Weyerhaeuser - Western OR/WA
PotlatchDeltic - Idaho

Strong EBITDDA Contribution from Idaho Timberlands

(1) Idaho sawlogs are sold on a Scribner Eastside log scale basis which is significantly different than the Westside log scale used in Western Oregon and Washington. In general the price conversion factor is approximately Westside = Eastside X 1.25, so $600/MBF Eastside = ~$750/MBF Westside.

PotlatchDeltic May 2019 6

High Quality Southern Timberlands Opportunity on Deltic Legacy Timberlands

- Deltic timberlands add high quality southern pine timber base
  - Deltic standing inventory is 56% high value pine grade
  - 70,000 acres of pine plantations over age 30 and 51,000 acres of mature natural pine forests; conversion to plantations increases productivity
- Southern timber market
  - ~ half of our sawlogs are used internally at PotlatchDeltic sawmills
  - Other end-users nearby


Southern Timberlands - Harvest Productivity
Tons per Acre (2018)
4.0
3.5
3.0
2.5
2.0
Rayonier
Weyerhaeuser
PotlatchDeltic(1)

At 2019 harvest volumes, a $10 change in southern sawlog prices is ~$22 million in annual EBITDDA.

(1) PotlatchDeltic estimate based on 2018-2019 harvest volumes

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Southern Pine Sawlogs – Growing Demand and Capacity Expansion Lumber Production, Billion Board Feet Pine Sawtimber Stumpage, $/ton (nominal) Trend Pricing Southern Pine Sawtimber Stumpage Price Source: USDA, WWPA, Timber Mart-South; 2018 Production number estimated based on 11 months of actuals. Higher lumber demand and new capacity in our wood baskets expected to tighten southern pine sawtimber stumpage and narrow the “gap” from trend pricing over time. Stumpage prices remain well below trend Selected Capacity Expansions PotlatchDeltic estimates in thousands of tons (1) May 2019

Wood Products – Segment Overview

- 6 sawmills: ~1.2 billion board feet of lumber capacity
- Industrial grade plywood mill: 160 million square feet of specialty grade panel capacity
- Sold legacy Deltic medium density fiberboard mill for $92 million Q1 2019
- Plan to spend ~ $40 million of capital in mills in 2019
  - High return projects
  - Increase grade yield and volume, lower costs


PCH EBITDDA History (1)
EBITDDA ($ millions)
$140
$120
$100
$80
$60
$40
$20
$0
2015
2016
2017
2018 (2)


Deltic Lumber Volumes vs Target Run Rate
MMBF
400
350
300
250
200
Synergy opportunity
375
2014
2015
2016
2017
2020

Competitive mills will benefit from improving housing market and high return capital projects.

(1) Non-GAAP measure. Definition and reconciliations to GAAP can be found in the appendix
(2) Deltic included for 10 months in 2018

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Best Timber Play on Housing Recovery

Direct Leverage to Lumber Prices



Rayonier
0% (1)(3)
CatchMark
0% (1)(3)
Weyerhaeuser
22%
64% direct leverage to lumber
PotlatchDeltic
37% (1)
27%
(2)
0%
20%
40%
60%
80%
100%
Lumber Mills
Sawlogs Indexed to Lumber
Other

- $10/MBF change in lumber prices represents ~$12 million annual EBITDDA

Natural Hedge in U.S. South

- PotlatchDeltic is a net southern sawlog buyer (consume 2.5 million tons vs. sell 2.1 million tons)
- This leads to high lumber margins as southern sawlog prices remain well below trend levels



Southern yellow pine price comparison: westside lumber vs sawlog stumpage
$600
$500
$400
$300
$200
$100
$0
$60
$50
$40
$30
$20
$10
$0
2000_Q1
2001_Q3
2003_Q1
2004_Q3
2006_Q1
2007_Q3
2009_Q1
2010_Q3
2012_Q1
2013_Q3
2015_Q1
2016_Q3
2018_Q1
KD SYP (West) #2 2x4 RL
TMS-Southwide, PST

Lumber manufacturing and indexed log prices in Idaho result in highest direct leverage to lumber prices. Sawlog harvest and sawmill consumption volumes provide natural hedge in U.S. South.

(1) Based on EBITDDA for trailing twelve months ended December 31, 2018
(2) PotlatchDeltic Other amount consists of EBITDDA from non-indexed log sales, plywood, MDF and real estate
(3) Source: public filings

PotlatchDeltic May 2019 10

Real Estate – Segment Overview

Chenal Valley Real Estate Development

- Premier master plan community in Little Rock
  - Luxury amenities, including two golf courses
- Residential lots sold to private / regional builders
- Commercial acreage: office / multifamily / retail



PCH EBITDDA History (1)
EBITDDA ($ millions)
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
2015
2016
2017
2018 (2)

Rural Land Sales

- Consistent sales volume of ~ 20,000 acres/year since 2007
- Sell land at a significant premium to timberland value

Land Stratification

Land Stratification Values

	Recent Sales History[3]	Pipeline
Development – Chenal Master-Plan Community	$77,500/lot $250,000 / acre	2,780 residential lots 388 commercial acres
Rural – HBU Development	$2,800 / acre	55,000 acres
Recreation Real Estate	$1,300 / acre	100,000 acres
Non-Strategic	$950 / acre	75,000 acres

(1) Non-GAAP measure. Definitions and reconciliations to GAAP can be found in the appendix
(2) Deltic included for 10 months in 2018
(3) Historical average of last two years for rural

PotlatchDeltic May 2019 11

Capital Allocation Category Mergers and Acquisitions Invest in Existing Businesses Maintain Strong Balance Sheet Return Cash to Shareholders Objective Retain investment grade rating Target debt to EBITDDA below 3x Grow the dividend sustainably over time Opportunistically repurchase shares Replant after harvest and promote sustainable, low risk forestry investments Maintain competitive sawmills through high return projects (> 20% IRR) Develop lots and commercial land in master plan community CAD accretive Priority is timberland adjacent to current ownership The goal of our capital allocation strategy is to create shareholder value May 2019

Favorable Capital Structure Key Highlights: Undrawn $380 million revolver Maturity: April 2023 Accordion: $420 million Refinanced $150 million January 2019 Lowered interest rate ~3% Matures January 2029 Investment grade rated by Moody’s and S&P DEBT MATURITIES ($ in millions) Market capitalization based on closing stock price of $40.19 on May 6, 2019 Net Debt and EBITDDA leverage are non-GAAP measures; see appendix for definitions Weighted average cost of debt excludes amortization of deferred issuance costs and credit facility fees May 2019 $ in millions $43,555 Market capitalization(1) $2,716 Net debt (2) 651 Enterprise value $3,367 Net debt to enterprise value 19.3 % EBITDDA leverage(2) 2.5 Weighted average cost of debt, after tax(3) 3.4%

Growing Dividend 216% increase in dividend payout since 2012 Regular Dividend (1) ($ per share) Current dividend yield 4.0%(3) Payout ratio was 54% in 2018 excluding merger costs and accelerated pension contributions Earnings & profits purge of $222 million Q4 2018 $44.4 million paid in cash Issued 4.8 million shares of stock for remainder The regular annual dividend rate per share increased 13% Q4 2013, 7% Q4 2014 and 7% Q4 2017 The regular dividend payout increased from $50 million in 2012 to a run rate of $108 million in 2019 Based on the closing stock price of $40.19 per share on May 6, 2019 (2) $1.24 $1.28 $1.425 $1.50 $1.50 $1.525 $1.60 $1.60 May 2019

Summary High quality, well managed portfolio of assets Deltic merger was clearly CAD accretive in 2018; $50 million CAD synergies and operational efficiencies target achieved well ahead of schedule Q3 2018 Long-term industry fundamentals are favorable A strong balance sheet allows PotlatchDeltic to return capital to stockholders and pursue additional growth opportunities Strong cash flows result in significant CAD cushion vs historical payout ratio Compelling investment opportunity given current public market value, strong industry fundamentals and an attractive dividend. May 2019

Appendix

Single Family Housing – Favorable Fundamentals Multifamily has been a key part of the recovery Single family starts remain well below historical averages Beginning to see shift away from multifamily rental by Millennials Low existing home inventory Lot supply remains a key constraint Mortgage rates have moderated recently and homes remain relatively affordable Expect approximately 1.3 million U.S. housing starts in 2019 Actual (1) Average Starts Since 1970: 1.5 million Source: U.S. Census Bureau. Freddie Mac Freddie Mac & Department of Housing and Urban Development U.S. Housing Starts (Thousands) Forecast (2) (Index) Housing Affordability Index & 30-year fixed Rate Mortgage (Fixed Rate Mortgage) (3) May 2019

Housing Recovery and US – Canada Trade Support U.S. Lumber Demand Growth Canada Softwood Lumber Production Canadian supply has declined almost 10 billion board feet due to mountain pine beetle and a reduction in allowable cut Canadian softwood lumber exports to the U.S. continue to decline 20% duties on Canadian lumber adds to market volatility U.S. lumber demand is expected to continue to grow with increased housing demand BBF BBF Forecast Source: Wood Markets Outlook, RISI Source: FEA North American Lumber Demand (1) (2) May 2019 Actual Forecast ≈10 billion board feet

PCH Stock Price Sources: Random Lengths, company analysis Changes in the price of PCH stock are highly correlated with changes in lumber prices. May 2019

EBITDDA & Segment EBITDDA Reconciliation ($ in millions)

	Fiscal Year	2014	2015	2016	2017	2018
RESOURCE	Northern Resource operating income	$65	$59	$65	$94	$105
	Depreciation, depletion and amortization	15	15	10	8	9
	Northern Resource EBITDDA	$80	$74	$75	$102	$114
	Southern Resource operating income	$20	$17	$17	$12	$16
	Depreciation, depletion and amortization	3	14	14	13	40
	Southern Resource EBITDDA	$23	$31	$31	$25	$56
	Resource Segment Adjusted EBITDDA	**$103**	**$105**	**$106**	**$127**	**$170**
WOOD PRODUCTS	Operating income (loss) (1)	$53	($5)	$25	$73	$108
	Depreciation and non-cash impairments & eliminations	6	8	7	7	23
	Wood Products Segment Adjusted EBITDDA	**$59**	**$3**	**$32**	**$80**	**$131**
REAL ESTATE	Operating income (2)	$27	$17	$19	$19	$23
	Basis of real estate sold and depreciation	9	7	8	7	17
	Real Estate Segment Adjusted EBITDDA	**$36**	**$24**	**$27**	**$26**	**$40**
CORPORATE	Corporate expense	($32)	($32)	($37)	($43)	($63)
	Depreciation and eliminations (3)	1	3	(3)	(2)	(5)
	Special items (4)	-	-	-	8	24
	Consolidated Adjusted EBITDDA	**$167**	**$103**	**$125**	**$196**	**$297**

(1) Excludes 2017 lumber price swap adjusted to exclude the change in unrealized (gain) loss and include cash settlements during the period
(2) Excludes the Q2 2016 central Idaho timberland sale
(3) Eliminations are primarily related to intersegment purchases of logs
(4) Special items include Deltic merger costs of $3 million and environmental charge of $5 million in 2017 and Deltic merger cost of $22 million and inventory purchase price adjustment of $2 million in 2018

PotlatchDeltic
May 2019
20

Definitions Adjusted EBITDDA is a non-GAAP measure and is calculated as net income (loss) adjusted for interest expense, provision (benefit) for income taxes, depletion, depreciation and amortization, basis of real estate sold, non-operating pension and other post-retirement benefit costs, gains and losses on disposition of fixed assets, acquisition costs included in cost of goods sold, environmental charges, Deltic merger-related costs, non-cash impairments and other special items. EBITDDA Leverage is a non-GAAP measure and is calculated as net debt divided by Adjusted EBITDDA. Segment Adjusted EBITDDA is a non-GAAP measure and is calculated as segment operating income (loss) adjusted for depletion, depreciation and amortization, basis of real estate sold, gains and losses on disposition of fixed assets, non-cash impairments and other special items. Cash Available for Distribution (CAD) is a non-GAAP measure and is calculated as cash from operations minus capital expenditures and timberland acquisitions. Net Debt is a non-GAAP measure and is calculated as long-term debt, less cash and cash equivalents. May 2019

Jerry Richards Vice President & Chief Financial Officer 509-835-1521